UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado	80127-6312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 17, 2008, Golden Star Resources Ltd. (the “Company”) issued a press release announcing operating results for the quarter and year ended December 31, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On January 17, 2008, the Company reported gold sales of 88,015 ounces for the quarter ended December 31, 2007 at an average cash operating cost of $582 per ounce and 246,278 ounces for the year ended December 31, 2007 at an average cash operating cost of $601 per ounce.

The Company outlined the following objectives for 2008:

•	Continue optimizing the Bogoso sulfide processing plant to improve recoveries and availabilities;

•	Construction and development of the Benso portion of the HBB project with ore scheduled to be delivered to Wassa during the third quarter of 2008;

•	Permitting of Prestea South ore bodies in 2008 to provide oxide ore for the Bogoso oxide processing plant in 2009;

•	Completion of the Prestea Underground pre-feasibility study by the first quarter of 2008; and

•	Continued exploration drilling at Bogoso/Prestea, Wassa and the HBB concessions to further evaluate their resource potential.

The Company also provided guidance for 2008 gold production and cash operating costs. Based on the Company’s objectives for 2008, it estimated gold production of 235,000 to 275,000 ounces at Bogoso/Prestea at an average cash operating cost per ounce between $525 and $565, and gold production of 135,000 to 150,000 ounces at Wassa at an average cash operating cost per ounce between $440 and $490. The Company expects total gold production for 2008 to be 370,000 to 425,000 ounces at an average cash operating cost per ounce between $490 and $540.

Unaudited Results. The preliminary operating results and other financial information included in this Form 8-K are unaudited and subject to adjustment. Our audited financial statements will be released as part of our Annual Report on Form 10-K to be filed in February 2008.

Non-GAAP Financial Measures: In this report and in the press release filed as an exhibit hereto, we use the terms “cash operating cost per ounce”. Cash operating cost per ounce is equal to “total cash costs” (which is equal to total production costs less depreciation, depletion, amortization and asset retirement obligation accretion) less production royalties and production taxes, divided by the number of ounces of gold sold during the period. We use total cash cost per ounce and cash operating cost per ounce as key operating indicators. We monitor these measures monthly, comparing each month’s values to prior period’s values to detect trends that may indicate increases or decreases in operating efficiencies. These measures are also compared against budget to alert management to trends that may cause actual results to deviate from planned operational results. We provide these measures to our investors to allow them to also monitor operational efficiencies of our mines. We calculate these measures for both individual operating units and on a consolidated basis. Total cash cost per ounce and cash operating cost per ounce should be considered as Non-GAAP Financial Measures as defined in SEC Regulation S-K Item 10 and applicable Canadian securities laws and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. There are material limitations associated with the use of such non-GAAP measures. Since these measures do not incorporate revenues, changes in working capital and non-operating cash costs, they are not necessarily indicative of operating profit or cash flow from operations as determined under GAAP. Changes in numerous factors including, but not limited to, mining rates, milling rates, gold grade, gold recovery, and the costs of labor, consumables and mine site general and administrative activities can cause these measures to increase or decrease. We believe that these measures are the same or similar to the measures of other gold mining companies, but may not be comparable to similarly titled measures in every instance.

The following table shows the derivation of cash operating cost per ounce and a reconciliation of such measure.

	For the twelve months ended December 31, 2007
	Wassa	Bogoso/Prestea	Total
Derivation of Total Mine Operating Cost
Mining operations	$58,606	$94,720	$153,326
Mining related depreciation, depletion & amortization	20,503	14,995	35,498
Accretion of asset retirement obligations	423	734	1,157
Total mine operating costs	$79,532	$110,449	$189,981
Ounces sold	126,062	120,216	246,278
Derivation of Costs per Ounce:
Total operating cost per ounce- GAAP ($/oz)	631	919	771
Less depreciation, depletion & amortization ($/oz)	163	125	144
Less accretion of asset retirement obligation ($/oz)	3	6	5
Total cash cost ($/oz)	465	788	623
Less royalties and production taxes ($/oz)	21	22	20
Cash operating cost ($/oz)	444	766	603

	For the three months ended December 31, 2007
	Wassa	Bogoso/Prestea	Total
Derivation of Total Mine Operating Cost
Mining operations	$16,172	$36,808	$52,980
Mining related depreciation, depletion & amortization	6,628	5,430	12,058
Accretion of asset retirement obligations	170	158	328
Total mine operating costs	$22,970	$42,396	$65,366
Ounces sold	39,948	48,067	88,015
Derivation of Costs per Ounce:
Total operating cost per ounce- GAAP ($/oz)	575	882	743
Less depreciation, depletion & amortization ($/oz)	166	113	137
Less accretion of asset retirement obligation ($/oz)	4	3	4
Total cash cost ($/oz)	405	766	602
Less royalties and production taxes ($/oz)	20	20	20
Cash operating cost ($/oz)	385	746	582

	For the twelve months ended December 31, 2006
	Wassa	Bogoso/Prestea	Total
Derivation of Total Mine Operating Cost
Mining operations	$48,080	$44,650	$92,730
Mining related depreciation, depletion & amortization	11,763	9,697	21,460
Accretion of asset retirement obligations	221	614	835
Total mine operating costs	$60,064	$54,961	$115,025
Ounces sold	97,614	103,792	201,406
Derivation of Costs per Ounce:
Total operating cost per ounce- GAAP ($/oz)	615	531	571
Less depreciation, depletion & amortization ($/oz)	120	93	107
Less accretion of asset retirement obligation ($/oz)	2	6	4
Total cash cost ($/oz)	493	430	460
Less royalties and production taxes ($/oz)	18	18	18
Cash operating cost ($/oz)	474	412	442

	For the three months ended December 31, 2006
	Wassa	Bogoso/Prestea	Total
Derivation of Total Mine Operating Cost
Mining operations	$13,674	$8,240	$21,914
Mining related depreciation, depletion & amortization	3,224	2,290	5,514
Accretion of asset retirement obligations	61	230	291
Total mine operating costs	$16,959	$10,760	$27,719
Ounces sold	28,352	25,053	53,405
Derivation of Costs per Ounce:
Total operating cost per ounce- GAAP ($/oz)	598	429	519
Less depreciation, depletion & amortization ($/oz)	114	91	103
Less accretion of asset retirement obligation ($/oz)	2	9	5
Total cash cost ($/oz)	482	329	410
Less royalties and production taxes ($/oz)	18	20	18
Cash operating cost ($/oz)	464	309	392

Statements Regarding Forward-Looking Information: Some statements contained in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain and involve risks and uncertainties that could cause actual results to differ materially. Such statements include comments regarding our objectives for 2008, including plans for optimizing recoveries and plant availability at the Bogoso sulfide processing plant, the expected timing of ore deliveries from Benso to Wassa, the timing of completion of the Prestea Underground pre-feasibility study, permitting and ore delivery from Prestea South and plans for exploration drilling, and 2008 gold production and cost estimates. Factors that could cause actual results to differ include timing of and unexpected events at the Bogoso/Prestea oxide and sulfide processing plant; variations in ore grade, tonnes mined, crushed or milled; variations in relative amounts of refractory, non-refractory and transition ores; delay or failure to receive board or government approvals and permits; timing and availability of external financing on acceptable terms; technical, permitting, mining or processing issues, changes in U.S. and Canadian securities markets, and fluctuations in gold price and costs. There can be no assurance that future developments affecting the Company will be those anticipated by management. Please refer to the discussion of risk factors in our Form 10-K for 2006, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Golden Star Resources Ltd., dated January 17, 2008, announcing operating results for the quarter and year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2008

Golden Star Resources Ltd.

By:	/s/ Roger Palmer
Roger Palmer
Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Golden Star Resources Ltd., dated January 17, 2008, announcing operating results for the quarter and year ended December 31, 2007.